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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                October 20, 2003

                          KENTUCKY ELECTRIC STEEL, INC.
             (Exact Name of Registrant as Specified in its Charter)





           DELAWARE                       0-22416              61-1244541

(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                    Identification Number)

                                  P.O. Box 3500
                          Ashland, Kentucky 41105-3500
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (606) 929-1222




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ITEM 5.  OTHER EVENTS

         Kentucky Electric Steel, Inc. (the "Company") is filing this Current Report on form 8-K for the purpose of filing with the Securities and Exchange Commission the Company's monthly operating report to the U.S. Bankruptcy Court for the Eastern District of Kentucky for the period from August 31, 2003 through September 27, 2003, which was filed with the Bankruptcy Court on October 20, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) The following exhibit is filed as part of this report on Form 8-K.

Exhibit
Number         Description
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99.1 Monthly Operating Report to the U.S. Bankruptcy Court for the Eastern District of Kentucky for period from August 31, 2003 through September 27, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               KENTUCKY ELECTRIC STEEL, INC.


Date: October 21, 2003         By:      /s/ William J. Jessie
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                                   Name:  William J. Jessie
                                   Title: President and Chief Operating Officer